UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: March 31, 2021

TSR, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38838	13-2635899
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Oser Avenue, Suite 150, Hauppauge, NY 11788

(Address of Principal Executive Offices) (Zip Code)

(631) 231-0333

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock, par value $0.01 per share	TSRI	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 31, 2021, TSR, Inc. (the “Company”) entered into that certain Second Amendment to Amended & Restated Rights Agreement by and between the Company and Continental Stock Transfer & Trust Company, as Rights Agent, originally dated as of August 29, 2018 and amended and restated as of September 3, 2019, as amended (collectively, the “Rights Agreement”). Pursuant to this amendment, the Expiration Date (as defined in the Rights Agreement) was advanced from August 29, 2021 to March 31, 2021. As a result of this amendment, effective as of the close of business on March 31, 2021, the Rights (as defined in the Rights Agreement) expired and are no longer outstanding and the Rights Agreement has terminated by its terms. The description herein of the amendment to the Rights Agreement is qualified in its entirety by reference to the amendment, a copy of which is filed as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated by reference into this Item 1.02. A copy of the Amended & Restated Rights Agreement and a summary of its material terms, which was filed with the SEC on a Form 8-K as Exhibit 4.1 on September 3, 2019, and a copy of the First Amendment to the Amended & Restated Rights Agreement, which was filed with the SEC on a Form 8-K as Exhibit 4.1 on February 4, 2021, are incorporated herein by reference into this Item 1.02.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated by reference into this Item 3.03.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the adoption of the Rights Agreement, on August 29, 2018, the Company filed a Certificate of Designations of Class A Preferred Stock, Series One with the Secretary of State of the State of Delaware setting forth the rights, powers and preferences of the Class A Preferred Stock, Series One issuable upon exercise of the Rights (the “Class A Preferred Shares”).

Following the expiration of the Rights and the termination of the Rights Agreement, on April 1, 2021, the Company filed a Certificate of Elimination (the “Certificate of Elimination”) with the Secretary of State of the State of Delaware eliminating the Class A Preferred Shares and returning them to authorized but undesignated shares of the Company’s preferred stock. The description herein of the Certificate of Elimination is qualified in its entirety by reference to the full text of the Certificate of Elimination, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
3.1	Certificate of Elimination of Class A Preferred Stock, Series One of TSR, Inc., as filed with the Secretary of State of the State of Delaware on April 1, 2021.
4.1	Amended & Restated Rights Agreement dated as of September 3, 2019 between the Company and Continental Stock Transfer & Trust Company as Rights Agent, incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by the Company on September 3, 2019.
4.2	First Amendment to Amended & Restated Rights Agreement, dated as of February 4, 2021, between the Company and Continental Stock Transfer & Trust Company, incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by the Company on February 4, 2021.
4.3	Second Amendment to Amended & Restated Rights Agreement, dated as of March 31, 2021, between the Company and Continental Stock Transfer & Trust Company as Rights Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TSR, Inc.

By:	/s/ John G. Sharkey
John G. Sharkey
Senior Vice President and Chief Financial Officer

Dated: April 1, 2021

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